UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.__)

___________________________________

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Katapult Holdings, Inc.

_________________________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

_________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

KATAPULT HOLDINGS, INC.

2025 Special Meeting
Vote by August 5, 2025
11:59 PM ET



Katapult

KATAPULT HOLDINGS, INC.
5360 LEGACY DR.
BUILDING 2, SUITE 135
PLANO, TX 75024

V76771-S16616

You invested in KATAPULT HOLDINGS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Special Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on August 6, 2025.**

Get informed before you vote

View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 23, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

August 6, 2025
10:00 AM Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/KPLT2025SM

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V76772 - S16616 For 1 . To approve, for purposes of complying with Nasdaq Listing Rules, including, but not limited to, Rules 5635 (b) and (d), the issuance of shares of our Common Stock issuable upon the exercise of the Warrants and upon the Term Loan Conversion . For 2. To adjourn the Special Meeting, from time to time, if necessary to solicit additional proxies if there are not sufficient votes in favor of Proposal 1. NOTE: Such other business that may properly come before the meeting or any adjournment or postponement thereof.